UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2011

US GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 George Street, 3rd Floor

Toronto, Ontario, Canada  M5A 2N4

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement

On February 17, 2011, US Gold Corporation (“US Gold” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Dahlman Rose & Company, LLC, GMP Securities L.P., Scotia Capital Inc. and Stifel Nicolaus and Co. (the “Underwriters”). The Underwriting Agreement relates to the issuance and sale in a public offering (the “Offering”) by US Gold of up to 15,000,000 shares (the “Shares”) of its common stock, no par value per share. The Company has granted the Underwriters a 30 day over-allotment option to purchase an additional 2,250,000 Shares to cover over-allotments, if any. The price per Share to the Underwriters is $6.11 per Share, and the Underwriters will initially offer the Shares to the public at $6.50 per Share. The Underwriters will sell 3,050,000 Shares to Robert R. McEwen, Chairman and Chief Executive Officer of US Gold. The Underwriters will not receive an underwriting discount or commission on the sale of the Shares to Robert R. McEwen. The Offering will be made under US Gold’s shelf registration statement on Form S-3 (Registration No. 333-157998) (the “Registration Statement”), including a base prospectus dated April 23, 2009, as supplemented by a prospectus supplement dated February 17, 2011. The Underwriting Agreement contains customary representations, warranties and covenants by US Gold, conditions to closing and indemnification provisions.

This summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement filed herewith as Exhibit 1.1 and incorporated into this Item 1.01 by reference.  The Underwriting Agreement, filed herewith as Exhibit 1.1, contains representations and warranties by each of the parties to such agreement. These representations and warranties were made solely for the benefit of the other parties to the Underwriting Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of such agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Underwriting Agreement or such other date or dates as may be specified in the agreement.

Item 9.01             Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated February 17, 2011, between US Gold Corporation, Dahlman Rose & Company, LLC, GMP Securities L.P., Scotia Capital Inc. and Stifel Nicolaus and Co.

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

US GOLD CORPORATION

Date: February 17, 2011	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.
1.1	Underwriting Agreement, dated February 17, 2011, between US Gold Corporation, Dahlman Rose & Company, LLC, GMP Securities L.P., Scotia Capital Inc. and Stifel Nicolaus and Co.

5.1	Opinion of Hogan Lovells US LLP

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)